Exhibit 31.2

Certification of Chief Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     I, Anita M. Florek, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Smithtown Bancorp, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.
Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report, fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and 15d-15(f)) for the registrant and have:

a)
designed  such  disclosure  controls  and  procedures  or caused  such disclosure controls  and procedures to  be  designed under  our supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

b)
designed such internal  control over  financial  reporting,  or caused such internal  control over  financial reporting to be designed under our  supervision, to  provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.
The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)
all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting;

Date: August 7, 2009	By /s/ Anita M. Florek

Anita M. Florek
Executive Vice President and
Chief Financial Officer